UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2004
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(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
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(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure

Laboratory Corporation of America -Registered Trademark- Holdings (LabCorp-Registered Trademark-) (NYSE: LH) today announced a definitive agreement with Swedish Medical Center, one of the largest and most comprehensive not-for-profit health care providers in the Pacific Northwest, to provide laboratory services to Swedish facilities through January 31, 2015. Under the terms of the agreement, LabCorp will extend and expand the existing relationship between its wholly owned subsidiary, Dynacare Northwest Inc., and Swedish, to provide laboratory services to all Swedish Medical facilities and its affiliated physician group. The Swedish Medical hospital system represents approximately 1,300 beds in addition to operating an active patient outreach program.


Exhibits:
99.1  Press release of the Company dated March 4, 2004.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
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                        (Registrant)

               By:/s/ BRADFORD T. SMITH
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                      Bradford T. Smith
                      Executive Vice President
                      and Secretary


Date: March 4, 2004